EXECUTION COPY










                          WINSTAR COMMUNICATIONS, INC.

    Series C 14-1/4% Senior Cumulative Exchangeable Preferred Stock Due 2007
                (Initial Liquidation Preference $1,000 Per Share)


                               PURCHASE AGREEMENT


                                December 17, 1997


Salomon Smith Barney
Salomon Brothers Inc
Credit Suisse First Boston Corporation
   c/o Salomon Brothers Inc
  Seven World Trade Center
   New York, N.Y. 10048


Ladies and Gentlemen:

         1. Introductory. WinStar Communications, Inc., a Delaware corporation (the "Issuer"), and WinStar Credit Corp., a Delaware corporation and a wholly owned subsidiary of the Issuer ("WCC" and together with the Issuer, the "Sellers"), have agreed, subject to the terms and conditions stated herein, to issue and sell to the several initial purchasers named in Schedule A hereto (the "Purchasers") 157,500 shares and 17,500 shares, respectively, of the Issuer's Series C 14-1/4% Senior Cumulative Exchangeable Preferred Stock Due 2007 (initial liquidation preference $1,000 per share) (the "Exchangeable Preferred Stock"). The Company may, at its option, on any Scheduled Dividend Payment Date following the Specified Debt Satisfaction Date (as such terms are defined in the Offering Document described below), exchange all but not less than all of the Exchangeable Preferred Stock then outstanding for Senior Subordinated Deferred Interest Notes Due 2007 (the "Exchange Debentures"), and each holder of outstanding shares of Exchangeable Preferred Stock will be entitled to receive $1.00 Accumulated Amount (as defined in the Offering Document) of Exchange Debentures for each $1.00 Liquidation Preference (as defined in the Offering Document) of Exchangeable Preferred Stock held by such holder at the time of such exchange. The Exchangeable Preferred Stock and the Exchange Debentures issuable upon the exchange of the Exchangeable Preferred Stock are collectively herein referred to as the "Offered Securities". Holders of shares of the Exchangeable Preferred Stock or Exchange Debentures will have the registration rights set forth in the Registration Rights Agreement dated the date hereof among the Company and the Purchasers. The United States Securities Act of 1933 is herein referred to as the "Securities Act." For purposes of this Agreement, "Salomon Smith Barney" shall mean Salomon Brothers Inc.



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         The Sellers hereby agree with the several Purchasers as follows:

         2. Representations and Warranties of the Issuer. The Sellers represent and warrant to, and agree with, the several Purchasers that:

         (a) A preliminary offering circular and an offering circular relating to the Offered Securities being purchased by the Purchasers have been prepared by the Issuer for use by the Purchasers in connection with the resale of the Offered Securities. Such preliminary offering circular and offering circular, as supplemented as of the date of this Agreement, together with any other document approved by the Issuer for use in connection with the contemplated resale of the Offered Securities are hereinafter collectively referred to as the "Offering Document." On the date of this Agreement, the Offering Document does not, and at the Closing Date (as defined below) the Offering Document will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sen tence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Issuer by any Purchaser through Salomon Smith Barney specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b). The Issuer's Annual Report on Form 10-K most recently filed with the Securities and Exchange Commission (the "Commission") and all subsequent reports (collectively, the "Exchange Act Reports") which have been filed by the Issuer with the Commission or sent to stockholders pursu ant to the Securities Exchange Act of 1934 (the "Exchange Act"), when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

         (b) The Issuer has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Offering Document; and the Issuer is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Issuer and its subsidiaries, taken as a whole (a "Material Adverse Effect"). The Issuer is qualified to do business as a foreign corporation in the State of New York.

         (c) Each subsidiary of the Issuer, including WCC, has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Offering Document; and each subsidiary of the Issuer is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect; all of the issued and out standing capital stock of each subsidiary of the Issuer has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidi ary owned by the Issuer, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

         (d) The Exchangeable Preferred Stock has been duly authorized by the Issuer; and when the Exchangeable Preferred Stock has been delivered by the Sellers and paid for pursuant to this Agreement on the Closing Date (as defined below), such Exchangeable Preferred Stock will be validly issued, fully paid and nonassessable and will conform, in all material respects, to the description thereof contained in the Offering Document; and the issuance of the Offered Securities is not subject to preemptive or other similar rights. Each of the indenture between the Issuer and United States Trust Company of New York (in such capacity, the "Trustee") that will


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govern the Exchange Debentures (the "Indenture") and the Exchange Debentures has
been duly authorized; and when the Indenture has been duly executed and delivered and the Exchange Debentures have been executed and authenticated in accordance with the Indenture and delivered in exchange for the Exchangeable Preferred Stock, the Exchange Debentures will constitute, valid and legally binding obligations of the Issuer, enforceable in accordance with their terms,
subject  to  bankruptcy,   insolvency,   fraudulent  transfer,   reorganization,
moratorium, and similar laws of general applicability relating to or affecting creditors' rights and the general equity principles; and the Exchange Debentures conform, in all material respects, to the description thereof contained in the Offering Document.

         (e) The Registration Rights Agreement (as defined herein) has been duly authorized, executed and delivered; Registration Rights Agreement constitutes a valid and legally binding obligation of the Issuer, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; except that rights to indemnity and contribution may be limited by federal and state securities laws and public policy considerations.

         (f) Except as contemplated by this Agreement or as disclosed in the Offering Document, there are no contracts, agreements or understandings between the Sellers and any person that would give rise to a valid claim against the Sellers or any Purchaser for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement.

         (g) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities by the Sellers, other than as may be required under the Securities Act and the Rules and Regulations of the Commission thereunder with respect to the Registration Rights Agreement among the Issuer and the Purchasers dated the date hereof (the "Registration Rights Agreement") and the transactions contemplated thereunder, and such as may be required by securities or blue sky laws of any state of the United States or of any foreign jurisdiction in connection with the offer and sale of the Offered Securities.

         (h) The execution, delivery and performance of the Registration Rights Agreement and this Agreement, and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Sellers or any subsidiary of the Issuer or any of their properties, (ii) any agreement or instrument to which the Sellers or any subsidiary of the Issuer is a party or by which the Sellers or any subsidiary of the Issuer is bound or to which any of the properties of the Sellers or any subsidiary of the Issuer is subject, or (iii) the charters or by-laws of the Sellers or any subsidiary of the Issuer, except, in the case of clause (i) or (ii), such breaches, violations or defaults that individually or in the aggregate would not have a Material Adverse Effect; and the Issuer has full corporate power and authority to authorize, issue and sell the Offered Securities to be sold by the Issuer and WCC as contemplated by this Agreement.

         (i) This Agreement has been duly authorized, executed and delivered by the Sellers.

         (j) Except as disclosed in the Offering Document, the Issuer and its subsidi aries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and, except as disclosed in the Offering Document, the Issuer and its subsidiaries hold any leased real or personal property under valid and enforce able leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

         (k) The Issuer and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relat ing to the revocation or modification of any such certificate, authority or permit that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         (l) No labor dispute with the employees of the Issuer or any of its subsidiaries exists or, to the knowledge of the Issuer, is imminent that could reasonably be expected to have a Material Adverse Effect.

         (m) The Issuer and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collec tively, "intellectual property rights") necessary to conduct the business as now operated by them, or used in the conduct of the business as now operated by them, except to the extent that the failure to own or possess or the inability to acquire such intellectual property rights would not individually or in the aggregate have a Material Adverse Effect; and the Issuer has not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if deter mined adversely to the Issuer or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

         (n) Except as disclosed in the Offering Document, neither the Issuer nor any of its subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Issuer is not aware of any pending investigation which might lead to such a claim.

         (o) Except as disclosed in the Offering Document, there are no pending actions, suits or proceedings against or affecting the Issuer, any of its subsidiaries or any of their respective properties that, individually or in the aggregate, could reason ably be expected to have a Material Adverse Effect, or to materially and adversely affect the ability of the Issuer to perform its obligations under the Registration Rights Agreement or this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and, to the Issuer's knowledge, no such actions, suits or proceedings are threatened or contemplated.

         (p) The financial statements included in the Offering Document present fairly the financial position of the Issuer and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted account ing principles in the United States applied on a consistent basis; and the assumptions used in preparing the pro forma financial statements included in the Offering Document provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial state ment amounts.

         (q) Except as disclosed in the Offering Document, since the date of the latest audited financial statements included in the Offering Document, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of either of the Issuer and its subsidiaries taken as a whole (it being understood that the acquisition of certain assets from US ONE Communications Corp., the acquisition from Telesoft Corp. of its Internet services subsidiary and the execution of an agreement by the Issuer to acquire substantially all the assets (the "MIDCOM Acquisition") of MIDCOM Communications, Inc. ("MIDCOM") (or the termination of such agreement), a change in the Issuer's stock price or the continuation of operating losses consistent with the Issuer's historical results shall be deemed not to be, in and of themselves, such a material adverse change), and, except as disclosed in or contemplated by the Offering Document, there has been no dividend or distribution of any kind declared, paid or made by the Issuer on any class of its capital stock.

         (r) The Issuer is not an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "Investment Company Act"), nor is it a closed-end investment company required to be registered, but not registered, thereunder; and the Issuer is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof, will not be an "investment company" as defined in the Investment Company Act.

         (s) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. auto mated inter-dealer quotation system.

         (t) Assuming the accuracy of the representations and warranties of the Purchasers contained herein, the offer and sale of the Offered Securities in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act; and it is not necessary to qualify an indenture in respect of the Offered Securities under the United States Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), other than in connection with the Issuer's obligations under the Registration Rights Agreement.

         (u) Except for sales to or through the Purchasers, neither the Issuer nor any of its affiliates, nor any person acting on its or their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Offered Securities or any security of the same class or series as the Offered Securities or (ii) has offered or will offer or sell the Offered Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S ("Regulation S") under the Securities Act, by means of any directed selling efforts within the meaning of Rule 902(b) of Regulation S. The Issuer, its affiliates and any person acting on their behalf have complied and will comply with the offering restrictions requirement of Regulation S. The Issuer has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement and the Registration Rights Agreement.

         (v)  The  Issuer is subject to Section 13 or 15(d) of the Exchange Act.

         (w) The Issuer and its subsidiaries are in compliance in all material respects with the Communications Act of 1934 (as amended by the Telecommunications Act of 1996, the "Communications Act") and with all applicable rules, regulations and poli cies of the Federal Communications Commission (the "FCC").



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         (x) The Issuer has  provided to the  Purchasers a complete and accurate list of all licenses granted to the Issuer and its subsidiaries (other than experimental licenses in the 31 GHz and 38 GHz portions of the radio spectrum and licenses acquired from Local Area Telecommunications, Inc. that are not in the 38 GHz portion of the radio spectrum) by the FCC (the "Licenses"). All of the Licenses are currently valid and in full force and effect. Neither the Issuer nor any of its subsidiaries have any knowledge of any investigation, notice of apparent liability, violation, forfeiture or other order or complaint issued by or before any court or regulatory body, including the FCC, or of any
other   proceedings   (other  than   proceedings   relating   to  the   wireless
communications industries generally) which could in any manner materially threaten or adversely affect the validity or continued effectiveness of any of the Licenses.

         (y) No event has occurred which (i) results in, or after notice or lapse of time or both would result in, revocation, suspension, adverse modification, non-renewal, impairment, restriction or termination of, or order of forfeiture with respect to, any License or (ii) materially and adversely affects or could reasonably be expected in the


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future to materially adversely  affect any of the rights of the Issuer or any of its subsidiaries thereunder.

         (z) The Issuer and its subsidiaries have duly filed in a timely manner all mate rial filings, reports, applications, documents, instruments and information required to be filed by them under the Communications Act, and all such filings are true, correct and complete in all material respects.

         (aa) Neither the Issuer nor any of its subsidiaries have any reason to believe that any of the Licenses will not be renewed in the ordinary course.

         3. Purchase, Sale and Delivery of Offered Securities; Payment of Underwriting Discount. On the basis of the representations, warranties and agreements herein con tained, but subject to the terms and conditions herein set forth, the Sellers hereby agree to sell to the Purchasers, and the Purchasers hereby agree, severally and not jointly, to purchase from the Sellers, the number of shares of Exchangeable Preferred Stock set forth opposite the names of the Purchasers in Schedule A hereto, at a purchase price of $962.50 per share plus accrued dividends (if any) from December 22, 1997 to the Closing Date (as hereinafter defined).

         The Issuer hereby agrees to deliver against payment of the purchase price the Offered Securities in the form of one or more permanent global securities in definitive form (the "Global Securities") deposited with United States Trust Company of New York (in such capacity, the "Transfer Agent") as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent Global Securities will be held only in book-entry form through DTC, except in limited circumstances (which are described in the Offering Document). Payment for the Offered Securities shall be made by the Purchasers in Federal (same day) funds by wire transfer to an account previously designated to Salomon Smith Barney by the Issuer at a bank acceptable to Salomon Smith Barney, at the office of Cravath, Swaine & Moore, Worldwide Plaza, 825 Eighth Avenue, New York, N.Y. 10019-7475 at 10:00 A.M. (New York time), on December 22, 1997 (the "Closing Date"), against delivery to the Transfer Agent as custodian for DTC of the Global Securities representing all of the Offered Securities.

         4.  Representations and Agreements by Purchasers; Resale by Purchasers.

         (a) Each Purchaser severally represents and warrants to the Issuer that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

         (b) Each Purchaser severally acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Each Purchaser severally represents and agrees that it has offered and sold the Offered Securities, and will offer and sell the Offered Securities (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the com mencement of the offering and the Closing Date, only in accordance with Rule 903 or Rule 144A under the Securities Act ("Rule 144A"). Accordingly, neither such Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Offered Securities, and such Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser severally agrees that, at or prior to confirmation of sale of the Offered Securities, other than a sale pursuant to Rule 144A, such Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remunera tion that purchases the Offered Securities from it during the restricted period a confirmation or notice to substantially the following effect:

         "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the date of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if avail able) under the Securities Act."

Unless otherwise defined herein, terms used in this subsection (b) have the meanings given to them by Regulation S.

         (c) Each Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the dis tribution of the Offered Securities except for any such arrangements with the other Purchaser or affiliates of the other Purchaser or with the prior written consent of the Issuer.

         (d) Each Purchaser severally agrees that it and each of its affiliates has not offered or sold, and will not offer or sell, the Offered Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertise ment, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Purchaser severally agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

         (e) Each of the Purchasers severally represents and agrees that (i) it has not offered or sold and prior to the date six months after the date of issue of the Offered Securities will not offer or sell any Offered Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, hold ing, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Offered Securities in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Offered Securities to a person who is of a kind described in Article 11(3) of the

Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

         (f) Each Purchaser agrees that promptly following the completion of its initial resale of all the Offered Securities purchased by such Purchaser pursuant to this Agreement, it will notify the Issuer in writing thereof.

         5. Certain Agreements of the Issuer. The Issuer agrees with the several Purchasers that:

         (a) The Issuer will advise Salomon Smith Barney promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without Salomon Smith Barney's consent (which consent shall not be unreasonably withheld). If, at any time prior to the completion of the resale of the Offered Securities by the Purchasers, any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any such time to amend or supplement the Offering Document to comply with any applicable law, the Issuer promptly will notify Salomon Smith Barney of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission or effect such compliance. Neither Salomon Smith Barney's consent to, nor the Purchasers' delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

         (b) The Issuer will furnish to Salomon Smith Barney copies of the Offering Document and all amendments and supplements to such document, in each case as soon as available and in such quantities as Salomon Smith Barney reasonably requests, and the Issuer will furnish to Salomon Smith Barney as soon as available three copies of the Offering Document signed by a duly authorized officer of the Issuer, one of which will include the independent accountants' reports therein manually signed by such indepen dent accountants. At any time when the Issuer is not subject to Section 13 or 15(d) of the Exchange Act, such Issuer will promptly furnish or cause to be furnished to Salomon Smith Barney
(and, upon request, to each of the other Purchasers) and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and purchasers, copies of the information required to be delivered to holders and pro spective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities. The Issuer will pay the expenses of printing and distributing to the Purchasers all such docu ments.

         (c) The Issuer will use its best efforts to arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States and Canada as Salomon Smith Barney reasonably designates and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Purchasers; provided, however, that the Issuer will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such state.

         (d) During the period of five years after the Closing Date, the Issuer will furnish to Salomon Smith Barney and, upon request, to each of the other Purchasers, as soon as practicable after the end of each fiscal year, a copy of the Issuer's annual report to stockholders for such year; and the Issuer will furnish to Salomon Smith Barney and, upon request, to each of the other Purchasers (i) as soon as available, a copy of each report and any definitive proxy statement of the Issuer filed with the Commission under the Exchange Act or mailed to stockholders and (ii) from time to time, such other publicly available information concerning the Issuer as Salomon Smith Barney may reasonably request.

         (e) During the period of two years after the Closing Date, the Issuer will, upon request, furnish to the Purchasers and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

         (f) During the period of two years after the Closing Date, the Issuer will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Securities that have been reacquired by any of them.

         (g) During the period of two years after the Closing Date, the Issuer will not be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under
Section 8 of the Investment Company Act, and the Issuer is not, or will not be or become, a closed-end investment company required to be registered, but not registered, under the Investment Company Act.

         (h) The Issuer will pay all expenses incidental to the performance of the Issuer's obligations under this Agreement and the Indenture, including (i) the fees and expenses of the Transfer Agent and the Trustee, (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities, the preparation and printing of this Agreement, the Offered Securities, the Indenture, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Offered Securities; (ii) the cost of qualifying the Offered Securities for trading in The Private Offerings, Resale and Trading through Automated Linkages (PORTAL) market and any expenses incidental thereto; (iii) the cost of any advertising approved by the Issuer in connection with the issue of the Offered Securities; (iv) any expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions in the United States and Canada as Salomon Smith Barney designates and the printing of memoranda relating thereto; (v) any fees charged by investment rating agencies for the rating of the Offered Securities; and (vi) all expenses incurred in distributing the Offering Document (includ ing any amendments and supplements thereto) to the Purchasers.

         (i) In connection with the offering, until Salomon Smith Barney shall have notified the Issuer and the other Purchasers of the completion of the resale of the Offered Securities, neither the Issuer nor any of its affiliates has or will (unless required by the terms of the indenture governing such Offered Securities), either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Offered Securities or attempt to induce any person to purchase any Offered Securities; and neither they nor any of their affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities.

         (j) The Issuer will not at any time offer, sell, contract to sell, pledge or other wise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act or the safe harbor of Regulation S thereunder to cease to be applicable to the offer and sale of the Offered Securities.

         (k) The Issuer will cause each Offered Security to bear the legend set forth in the form of Exchangeable Preferred Stock attached as Exhibit A to the Certificate of Designation relating to the Exchangeable Preferred Stock and as
Exhibit 1 to the Rule 144A/Regulation S Appendix to the Indenture until such legend shall no longer be necessary or advisable because the Offered Securities are no longer subject to the restrictions on transfer described therein.

         6. Conditions of the Obligations of the Purchasers. The obligations of the several Purchasers to purchase and pay for the Offered Securities will be subject to performance by the Issuer of its obligations hereunder and to the following additional conditions precedent:

         (a) The Purchasers shall have received opinions, dated the Closing Date, of (i) Graubard Mollen & Miller, counsel for the Issuer, and (ii) Willkie Farr & Gallagher, counsel for the Issuer on FCC matters, in each case substantially to the effect set forth in Annex I and Annex II, respectively.

         (b) The Purchasers shall have received from Cravath, Swaine & Moore, counsel for the Purchasers (or, if such counsel shall fail to deliver such opinion, other counsel reasonably acceptable to the Purchasers), such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Issuer, the validity of the Offered Securities, the exemption from registration for the offer and sale of the Offered Securities by the Issuer to the several Purchasers and the resales by the several Purchasers as contemplated hereby and other related matters as Salomon Smith Barney may reasonably require, and the Issuer shall have furnished to such counsel such docu ments as they reasonably request for the purpose of enabling them to pass upon such matters.

         (c) The Purchasers shall have received a certificate, dated the Closing Date, of the Chief Executive Officer or any Vice President and the Treasurer or a principal financial or accounting officer of the Issuer in which such officers, to the best of their knowledge after reasonable investigation, shall state that the Issuer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied here under at or prior to the Closing Date.

         (d) The Company shall have filed with the Secretary of State of the State of Delaware the Certificate of Designation for the Exchangeable Preferred Stock.

         (e) The Purchasers shall have received upon the execution of this Agreement and at the Closing Date, letters from Grant Thornton LLP, dated respectively as of the date hereof and as of the Closing Date, in form and substance satisfactory to the Purchasers, confirming that they are independent accountants within the meaning of the

Securities Act and the applicable published rules and regulations thereunder and that they have performed a review of the unaudited condensed consolidated balance sheet as of September 30, 1997, and unaudited condensed consolidated statements of operations and cash flows of the Issuer for the nine-month periods ended September 30, 1996 and 1997 in accordance with Statement on Auditing Standards No. 71, and stating in effect that:

                  (i) in their opinion the audited financial statements included in the Offering Document and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published rules and regulations;

                  (ii) on the basis of a reading of the latest unaudited financial statements made available by the Issuer and its subsidiaries; their limited review, in accor dance with standards established under Statement on Auditing Standards No. 71, of the unaudited condensed consolidated balance sheet as of September 30, 1997, and unaudited condensed consolidated statements of operations and cash flows of the Issuer for the nine-month period ended September 30, 1996 and 1997; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not neces sarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and executive, finance and audit committees of the Issuer and its sub sidiaries; and inquiries of certain officials of the Issuer who have responsibility for financial and accounting matters of the Issuer and its subsidiaries as to trans actions and events subsequent to September 30, 1997, nothing came to their attention which caused them to believe that:

                           (1) any unaudited  financial  statements  included in
                  the Offering Document do not comply as to form in all material respects with appli cable accounting requirements of the Securities Act and with the pub lished rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Securities Exchange Act of 1934; or that any material modifi cations should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial state ments included or incorporated in the Offering Document; and

                           (2) with respect to the period subsequent to September 30, 1997, there were any changes, at a specified date not more than five days prior to the date of the letter, in the capital stock or paid-in capital, increase in long-term debt, less current portion or any decreases in the consolidated net current assets or stockholders' equity of the Issuer and its subsidi aries as compared with the amounts shown on the September 30, 1997, consolidated balance sheet included in the Offering Document, or for the period from October 1, 1997, to such specified date there were any decreases, as compared with the corresponding period in the previous year in consolidated operating revenues or increases in total or per share amounts of net loss of the Issuer and its subsidiaries except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Issuer as to the significance thereof unless said explanation is not deemed necessary by the Purchaser.

                  (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical informa tion derived from the general accounting records of the Issuer and its subsidi aries) set forth in the Offering Document, including the information set forth under the captions "Offering Circular Summary", "Risk Factors", "Use of Proceeds", "Capitalization", "Selected Historical Financial Data", "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Business" in the Offering Document agrees with the account ing records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

                  (iv) they have performed certain agreed-upon procedures on the unaudited pro forma financial statements included in the Offering Document (the "pro forma financial statements"); inquired of certain officials of the Issuer who have responsibility for financial and accounting matters; proven the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements; and stated their findings.

         References to the Offering Document in this paragraph (e) include any supplement thereto at the date of the letter.

         (f) Subsequent to the date hereof or, if earlier, the dates as of which information is given in the Offering Document (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Issuer and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Offering Document (exclusive of any supplement thereto) and except for a termination of the asset purchase agreement relating to the MIDCOM Acquisition, the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Purchasers, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Offered Securities as contemplated by the Offering Document (exclusive of any amendment thereof).

         (g) The Issuer shall have issued a press release concerning the MIDCOM Acquisition as soon as practicable on December 17, 1997, but in any case no later than 5:00 p.m. EST on December 17, 1997; provided, however, that no such press release need be issued if the Issuer determines by such time not to proceed with the MIDCOM Acquisition.

         (h) In the event the Issuer determines not to proceed with the MIDCOM Acquisition, the Chief Executive Officer of the Issuer shall have conducted a conference call no later than the Closing Date with the investors to whom the Purchasers are initially reselling the Exchangeable Preferred Stock.

         The Issuer will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Purchasers reasonably request. Salomon Smith Barney may in its sole discretion waive on behalf of the Purchasers compliance with any conditions to the obligations of the Purchasers hereunder, whether in respect of the Closing Date or otherwise.

         7. Indemnification and Contribution. (a) The Issuer will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any of the representations and warranties of the Issuer contained herein or any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the state ments therein, in the light of the circumstances under which they were made, not mis leading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Issuer will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Issuer by any Purchaser through Salomon Smith Barney specifically for use therein, it being under stood and agreed that the only such information consists of the information described as such in subsection (b) below.

         (b) Each Purchaser will severally and not jointly indemnify and hold harmless the Issuer against any losses, claims, damages or liabilities to which the Issuer may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer by such Purchaser through Salomon Smith Barney specifically for use therein (it being understood and agreed that the only such information consists of the statements set forth in the last paragraph of the cover page and under the heading "Plan of Distribution" in the Offering Document), and will reimburse any legal or other expenses reasonably incurred by the Issuer in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to partici pate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satis factory to such indemnified party (who shall not, except with the consent of the indem nified party (which consent shall not be unreasonably withheld), be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an uncondi tional release of such indemnified party from all liability on any claims that are the subject matter of such action.

         (d) If the indemnification provided for in this Section is unavailable or insuf ficient to hold harmless an indemnified party under subsection (a) or
(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indem nified party as a result of the losses, claims, damages or liabilities referred to in sub section (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer on the one hand and the Purchasers on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Issuer on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses but after deducting the Purchasers' discounts and commissions) received by the Issuer bear to the total discounts and commissions received by the Purchasers from the Issuer under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer or the Purchasers and the parties' relative intent, knowledge, access to infor mation and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities purchased by it were resold exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

         (e) The obligations of the Issuer under this Section shall be in addition to any liability which the Issuer may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchasers under this Section shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Issuer within the meaning of the Securities Act or the Exchange Act.

         8. Termination. This Agreement shall be subject to termination in the absolute discretion of the Purchasers, by notice given to the Issuer prior to delivery of and pay ment for the Offered Securities, if prior to such time (i) trading in any of the Issuer's securities shall have been suspended by the Commission or the Nasdaq National Market or trading in securities generally on the Nasdaq National Market or the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Market or Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Purchasers, impracticable or inad visable to proceed with the offering or delivery of the Offered Securities as contem plated by the Offering Document.

         9. Survival of Certain Representations and Obligations. The respective indem nities, agreements, representations, warranties and other statements of the Issuer or their officers and of the several Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser, the Issuer or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities.

         10. Notices. All communications hereunder will be in writing and, if sent to the Purchasers will be mailed, delivered or electronically transmitted and confirmed to the Purchasers, c/o Salomon Smith Barney General Counsel (fax no.: (212) 783-2274) and confirmed to the General Counsel, Salomon Smith Barney at Seven World Trade Center, New York, New York 10048, or, if sent to the Issuer will be mailed, delivered or electronically transmitted and confirmed to 230 Park Avenue, New York, NY 10169 (fax no.: (212) 922-1637), Attention: Timothy Graham; provided, however, that any notice to a Purchaser pursuant to Section 7 will be mailed, delivered or electronically transmitted and confirmed to such Purchaser.

         11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation here under, except that holders of Offered Securities shall be entitled to enforce the agree ments for their benefit contained in the second and third sentences of Section 5(b) hereof against the Issuer as if such holders were parties thereto.

         12. Counterparts. This Agreement may be executed in any number of counter parts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         13. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York without regard to principles of conflicts of laws.

         The Issuer hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         If the foregoing is in accordance with the Purchasers' understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement among the Issuer and the several Purchasers in accordance with its terms.

                                    Very truly yours,


                                    WinStar Communications, Inc.



                                    By________________________________
                                      Name:
                                      Title:


                                    WinStar Credit Corp.


                                    By________________________________
                                      Name:
                                      Title:


The foregoing Purchase Agreement
is hereby confirmed and accepted
as of the date first above written.

Salomon Brothers Inc
Credit Suisse First Boston Corporation

By Salomon Brothers Inc


By_____________________________________
   Name:
   Title:

                                   SCHEDULE A








                                                         Number of Shares
                                                          of Exchangeable
Purchaser                                                 Preferred Stock
---------------------                                    ----------------
Salomon Brothers Inc                                          105,000

Credit Suisse First
 Boston Corporation                                           70,000
                                                         ----------------


                                                             175,000
                                                         ================

                                ANNEX I


                  The opinion of Graubard Mollen & Miller, to be delivered pursuant to Section 6(a) of the Purchase Agreement, shall be to the effect that:

                  1. Each of the Issuer and WCC has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Offering Document.

                  2. Each of the Indenture, the Offered Securities and the Registration Rights Agreement has been duly authorized, and the Registration Rights Agreement has been duly executed and delivered and conforms in all material respects to the description thereof contained in the Offering Document; and the Exchangeable Preferred Stock and the Registration Rights Agreement constitute valid and legally binding obligations of the Issuer enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and, with respect to the Registration Rights Agreement, except that rights to indemnity and contribution may be limited by federal and state securities laws and public policy considerations.

                  3. The Issuer is not, and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will not be an "investment company" as defined in the Investment Company Act.

                  4. No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Offered Securities by the Issuer and WCC and the consummation of the transactions under the Registration Rights Agreement, other than as may be required under the Securities Act and the Rules and Regulations of the Commission thereunder with respect to the Registration Rights Agreement and the transactions contemplated there under and such as may be required by securities or blue sky laws of the various states of the United States and of foreign jurisdictions in connection with the offer and sale of the Offered Securities.

                  5. The execution, delivery and performance of the Registration Rights Agreement and this Agreement, and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) any statute, rule or regulation or any order known to such counsel of any governmental agency or body or any court having jurisdiction over either of the Sellers or any subsidiary of the Issuer or any of their properties, (B) any agreement or instrument listed as an exhibit to WinStar's Annual Report on Form 10-K most recently filed with the Commission or listed as an exhibit to or filed with any subsequent reports filed by WinStar under the Exchange Act through September 30, 1997, to which the Issuer or any such subsidiary is a party or by which the Issuer or any such subsidiary is bound or to which any of the properties of the Issuer or any such subsidiary is subject, or (C) the charter or by-laws of the Issuer or any such subsidiary, except, in the case of clause (A) or (B), breaches, violations or defaults that individually or in the aggregate would not have a Material Adverse Effect; and the Issuer has full power and corporate authority to authorize, issue and sell the Offered Securities to be sold by such Issuer as contemplated by this Agreement.

                  6. The descriptions in the Offering Document of statutes, legal and governmental proceedings and contracts and other documents are accurate in all mate rial respects and fairly present the information purported to be described therein.

                  7. This Agreement has been duly authorized, executed and delivered by each of the Issuer and WCC.

                  8. Based upon the accuracy of the representations and warranties of the Issuer set forth in Section 2(u) of this Agreement and of the Purchasers in Section 4 hereof, it is not necessary in connection with (i) the offer, sale and delivery of the Offered Securities by the Issuer to the several Purchasers pursuant to this Agreement or (ii) the resales of the Offered
Securities by the several Purchasers in the manner con templated by this Agreement, to register the Offered Securities under the Securities Act or to qualify an indenture in respect thereof under the Trust Indenture Act, other than in connection with the Issuer's obligations under the Registration Rights Agreement.

                  In addition, such counsel shall state that such counsel have no reason to believe that the Offering Document, or any amendment or supplement thereto, as of the date hereof and as of the Closing Date, contained any untrue statement or a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Offering Document. Insofar as the preceding sentence relates to MIDCOM or its assets, business, operations or affairs, it is based solely on such counsel's review of MIDCOM's filing on Form 10-K dated December 31, 1996, and its filing on Form 10-Q dated September 30, 1997, and discussions with personnel of the Issuer responsible for negotiating the asset purchase agreement relating to the MIDCOM Acquisition.

                              ANNEX II


                  The opinion of Willkie Farr & Gallagher, to be delivered pursuant to Section 6(a) of the Purchase Agreement, shall be to the effect that:

                  1. No prior or subsequent consent, approval, authorization or order of the FCC is required to be obtained, and no prior or subsequent notice to or filing with the FCC is required to be made, in connection with the offering of Offered Securities.

                  2. To the best of such counsel's knowledge, the Issuer and its subsidi aries are in compliance in all material respects with all material terms and conditions of each License.

                  3. We are not aware of any event or instance in which the Issuer is not in compliance with all applicable and material rules, regulations and policies of the FCC pertaining to the Licenses.

                  4. To the best of such counsel's knowledge, all of the Licenses are currently valid and in full force and effect, and there is no investigation, notice of apparent liability, violation, forfeiture or other order or complaint issued by or before any court or regulatory body, including the FCC, or of any other proceedings (other than proceedings relating to the wireless communications industries generally) which could in any manner materially threaten or adversely affect the validity or continued effectiveness of any of the Licenses.

                  5. We are not aware of any event which (i) results in, or after notice or lapse of time or both would result in, revocation, suspension, adverse modification, non-renewal, impairment, restriction or termination of, or order of forfeiture with respect to, any License or (ii) materially and adversely affects or could reasonably be expected in the future to materially adversely affect any of the rights of the Issuer or any of its subsidiaries thereunder.

                  6. To the best of such counsel's knowledge, the Issuer and its subsidi aries have duly filed in a timely manner all material filings, reports, applications, documents, instruments and information required to be filed by them under the Communications Act pertaining to the Licenses.

                  7. We are not aware of any reason to believe that any of the Licenses will not be renewed in the ordinary course.

                  8. The FCC has the authority, under certain circumstances, to modify radio licenses that it has issued. The FCC may propose and/or adopt rules to auction portions of the 38.6 GHz - 40.0 GHz and surrounding radio spectrum available for commercial use. The FCC may also propose and/or adopt rules to segment portions of the 38.6 GHz - 40.0 GHz and surrounding radio spectrum. In that event, the FCC may adopt changes to the existing regulations governing 38 GHz licensees, which could have an impact on the scope of the Licenses and the operations of WCI and its subsidiaries. As of the date of this letter, we are not aware of any official FCC action that may permit or is likely to lead to the revocation, nonrenewal, modification,

                                                                           2
impairment, restriction, or suspension of any License or any right of authority thereunder in whole or in part.